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Liberty Media Corporation Presentation on Formula 1

Formula 1 November 2016

We encourage you to carefully review Liberty Media Corporation’s (“Liberty Media”) publicly available filings for additional information that may be relevant and that is not included in this presentation including, without limitation, Liberty Media's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as the proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) relating to the proposed acquisition (the “proposed acquisition”) by Liberty Media of the Formula One business (“F1” or “Formula 1”). Liberty Media has not authorized any other person to provide you with any information or to make any representation not contained in this presentation, and you should not rely on information provided by any other person. You should not assume that the information contained in this presentation is accurate as of any date other than the date of this presentation. Important Note Regarding Formula 1 Financial Information This presentation includes certain financial information regarding F1, which is a privately-held foreign company. Accordingly, F1 does not provide periodic financial reporting materials similar to those filed by a publicly traded, U.S. company (such as reports filed with the Commission). In addition, and as noted herein, F1 financial information is presented, or obtained from financial information presented, in accordance with International Financial Reporting Standards as adopted by the EU (“IFRS”). This financial information is based solely on information that has been provided to Liberty Media in the course of its evaluation of the proposed acquisition and was not independently compiled by Liberty Media. Liberty Media is providing this information for illustrative purposes only. Industry Information Certain information included herein concerning the F1 business and the related market or industry position or prospects, as well as industry or market data and other statistical data regarding the F1 business and the sports media industry, are based on industry publications or other published independent sources. Although Liberty Media believes the third party sources to be reliable, Liberty Media has not independently verified the information obtained from these sources or examined the underlying economic and other assumptions relied upon therein. It is possible that data and assumptions underlying such third party information may have changed materially since the date referenced. Accordingly, Liberty Media does not assume any responsibility for and cannot assure prospective investors of the accuracy or completeness of such information and prospective investors should be aware that such information and any estimates and beliefs based on such information may not be accurate and is not guaranteed to be free from error, omission or misstatement. Prospective investors should not rely on such third party information as predictions of future results. Important Information Regarding This Presentation

Additional Information Nothing in this presentation shall constitute a solicitation to buy or an offer to sell shares of Liberty Media’s Series C Liberty Media common stock (“LMCK Stock”) or any other series of its common stock. Liberty Media stockholders and other investors are urged to read the proxy statement filed with the SEC because it will contain important information relating to the proposed acquisition. Copies of Liberty Media’s SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Investor Relations, (720) 875-5420. Participants in a Solicitation The directors and executive officers of Liberty Media and other persons may be deemed to be participants in the solicitation of proxies in respect of any proposals relating to the proposed acquisition. Information regarding the directors and executive officers of Liberty Media is available in its definitive proxy statement, which was filed with the SEC on July 8, 2016, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the proposed acquisition filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph. Forward-Looking Statements This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed acquisition of F1, the potential private placement of LMCK Stock, the realization of expected synergies and benefits of the proposed acquisition, market potential, future financial prospects, changes in U.K. tax law and tax rates, business strategies relating to F1, new opportunities for commercial partnerships (including sponsorships and advertising), increases in promotion and marketing, improvement of content distribution and expansion into new medias, expansion of F1 races, increased fan engagement, expansion of the F1 management team, changes to the share ownership, capitalization and debt of the Liberty Media Group, the renaming of the Liberty Media Group and corresponding changes in ticker symbols and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed acquisition, our ability to realize the expected benefits of the proposed acquisition, market conditions and continued access to capital on terms acceptable to Liberty Media. These forward looking statements speak only as of the date of this presentation, and Liberty Media expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Media’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Media, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for additional information about Liberty Media and about the risks and uncertainties related to Liberty Media’s business which may affect the statements made in this presentation. Forward-Looking Statements and Additional Disclaimers

Announced definitive agreement to acquire Formula 1 on 9/7 F1 assets and liabilities to be attributed to Liberty Media Group Liberty Media Group expected to be renamed Formula One Group upon second closing Ticker symbol expected to become FWON (A/B/K) at second closing Chase Carey serving as Chairman of F1 First closing completed 9/7 Liberty closed acquisition of 18.7% interest for $746m in cash(1) Completed 0.4% follow-on investment on 10/27, taking ownership to 19.1% fully diluted Second closing (anticipated Q1-17) Increase ownership to 100%(2) subject to necessary approvals(3) Offer equates to enterprise value of ~$8.0b(4) and equity value of ~$4.4b(5) Sellers(6) to receive mix of cash, subordinated exchangeable note(7) issued by F1 and LMCK shares(8) $1.1b cash sourced from Liberty Media Group 138m LMCK shares equating to $2.9b in equity as of transaction announcement based on Reference Price(9) of $21.26 $351m subordinated exchangeable note(7) Existing F1 debt(10) of $4.1b(11) and cash of $0.7b(11), respectively, to be attributed to Formula One Group Recapping Formula 1 Acquisition 18.7% of consideration = $821m, less $75m discount to Liberty to be repaid at second closing. Other than nominal number of shares held by certain teams. Including (i) anti-trust approval, (ii) shareholder vote and (iii) certain third party consents, including approval of FIA. Calculated at time of transaction announcement. $8.045b enterprise value less $3.4b net debt and $0.2b in deal-related adjustments; excludes up to $51m in contingent receivable assets. Consideration paid to selling shareholders to be increased, subject to certain conditions, including if contingent assets are recovered by F1. Overview Timing Key Terms Selling shareholders of Delta Topco, parent company of F1. Exchangeable into LMCK stock; conversion price at 105% of LMCK Reference Price of $21.26. Ticker symbol expected to become FWONK at second closing. Calculated based on 5-day VWAP ending on second trading day pre-signing date. Non-recourse to Liberty. F1 cash and debt balances as of 7/31/2016.

Liberty will issue 138m non-voting LMCK shares ($2,932m as of transaction announcement(1)) Liberty has agreed to seek to raise additional funds from outside investors (including teams) to reduce equity payable to selling shareholders Any such issuance would be on separate terms with new investors Any benefit or loss from change in LMCK share price since time of transaction announcement will accrue to selling shareholders Pro Forma Formula One Group Ownership Structure PF Formula One Group Economic Ownership (2) Liberty Media Group Existing Shareholders F1 Existing Shareholders Note: Shares issued to Sellers are non-voting LMCK shares. Based on Reference Price of $21.26/share and assuming no additional funds placed with third party investors. Based on undiluted share count as of 7/31/2016 and assuming no additional funds placed with third party investors. Pro forma for dilutive impact of the $351m subordinated LMCK exchangeable note. Other investors including, but not limited to, Norges Bank, State Street, BlackRock and JP Morgan. Formula One Group Capitalization Formula One Group Ownership 35.3% 64.7% % Economic F1 Standalone (Pre-Transaction) Pro Forma for Second Closing (2)(3) Malone -- 3.1% Maffei -- 1.0% Other Current Shareholders -- 31.2% Liberty Media Group -- 35.3% CVC 38.1% 24.7% Waddell & Reed 20.5% 13.3% LBI 12.1% 7.8% Bambino Holdings 8.4% 5.4% Management 6.1% 3.9% Other (4) 14.7% 9.5% F1 100.0% 64.7% Total 100.0% 100.0% Pro Forma for Pre-Transaction (2) Second Closing (2)(3) Share Count 83.7 237.4

Unique Global Sports Entertainment Business Global sporting competition with massive reach a rich heritage and an iconic brand 21 Countries 5 Continents 21 Events in 2016 Over 400m Unique TV Viewers(1) 67 Year History Speed Luxury / Glamour High Tech Innovation $1.8b+ Revenues and $470m Unlevered Cash Flows (LTM July 2016) Represents annual unique television Viewership. Data provided by F1 from its Global Broadcast Report.

Great Content Dieter Zetsche & Nico Rosberg Sir Jackie Stewart & H. R. H. Prince Harry Najib Razak Prime Minister of Malaysia Reggie Bush & Daniel Ricciardo Gareth Bale 2016 Mexico Grand Prix

Broadcaster NBC CBS / FOX/ NBC/ ESPN Sky / BT ESPN / Fox / TBS NBC ESPN / Turner Current Term 2022–2032 (6 Olympics) 2014–2022 (9 Years) 2016–2019 (3 years) 2014–2021 (8 years) 2011–2020 (10 years) 2016–2024 (9 years) Growth Market for Premium Sports Rights Increase in Sports Media Rights Contracts Average Annual Value (AAV)(1) vs. Prior Contract (3) F1 is a key player in the growing market for live premium sports rights, driven by increasing demand from broadcasters, advertisers and sponsors for access to mass live audiences Source: Publicly available information. Excludes values of international media rights contracts. Calculated based on average value per Olympic event held over the course of the contract. Excludes value of Thursday Night Football, Monday Night Football, and Sunday Ticket. (2) 2.8x 2.6x 2.2x 1.7x 1.6x 1.2x

Recent Revenue Growth Trends... Recent revenue growth driven primarily by annual escalators in contractual revenue streams and optimizing race calendar Mix of and number of races Escalators in existing race promoter contracts Increasing value of live sports media rights Escalators in existing broadcast agreements Minimal net growth in advertising & sponsorship revenues 19 Races 21 Races ($ in millions) Note: Please see “Important Note Regarding Formula 1 Financial Information” at the beginning of this slide presentation. $1,639 $1,829 2013 Revenue Race Promotion Broadcasting Advertising, Sponsorship & Other LTM 7/31/2016 Revenue

Build for the Future Build onto existing management team by adding leaders who are credible within the sport and with investors to execute on new strategy, working closely with the teams and the FIA Evolve the structure of the business to better align incentives for all stakeholders including the FIA and the teams Expand Franchise Growth opportunities in merchandise, increased driver engagement, gamification etc. Develop secondary races (GP2 and GP3) and related events Create additional unique events beyond main competition for added monetization opportunity Digital F1 currently derives less than 1% of revenue from digital Monetize rich programming already created at every race at modest incremental cost across digital platforms Build targeted digital platform directed at hard-core fan base Advertising & Sponsorship Support and coordinate advertising and sponsorship with teams to ensure maximization of sport’s opportunity June 2016 agreement for Heineken® to become Global Partner of Formula 1 with multi-year term demonstrates future opportunities in sponsorship F1 currently has only 19 advertising and sponsorship counterparties(1), with potential to sell more Broadcasting Increase monetization of TV rights in conjunction with increased promotion of sport March 2016 renewal of exclusive rights deal with Sky from 2019-2024 demonstrates potential upside across F1’s rights portfolio Improve sport’s positioning within networks’ line-ups Potential to complement free-to-air with competitive pay services and digital services Race Promotion Increase number, optimize mix and enter new strategic markets Optimize locations to best monetize value from other revenue streams (i.e. sponsorship and digital) Key focus on Europe as foundation of F1 with additional opportunities in Americas and Asia Build entertainment experience for existing fans and bring new fans to non-race events to further drive race attendance and viewership Multiple Areas for Future Upside 1 2 3 4 5 Includes global partners or official suppliers and counterparties that purchase event based advertising. 6

Truly global brand catering to attractive demographics F1 Championship on par with the EPL and Champions League, with added advantage of being global Majority of revenue streams under long term contracts, making F1 resistant to economic downturns Many high-quality and government counterparties Staggered revenue renewals Revenue contracted primarily in USD and FX moves have a limited impact on EBITDA New management creates opportunities to improve the business Largest cost item (team payments) is primarily variable Low Risk Business Model With High Revenue Visibility Note: Please see “Important Note Regarding Formula 1 Financial Information” at the beginning of this slide presentation. Represents core revenues currently under contract (including 2016 portion). Includes hospitality (i.e. Paddock Club), TV production and post production, feeder racing series GP2 & GP3, licensing and other sources. ~$9.3b $1.8b (1) (2) 5.1x LTM 7/31/2016 Revenue Long-Term Contracted Revenue Other Advertising & Sponsorship Broadcasting Race Promotion

Attractive margins and very low capital intensity generate best in class profitability and cash flow conversion Adjusted EBITDA(1) margins of 26% for LTM 7/31/2016 Unlevered FCF(2) margin of 26% for LTM 7/31/2016 representing unlevered cash flow conversion of 98% Largest cost item (team payments) primarily variable Variable payments calculated primarily as % of Prize Fund Adjusted EBITDA(3) Team payments(4) represented 66% of 2015 Adjusted EBITDA pre-team payments Modest margin expansion expected near-term Upcoming changes in UK tax law will modestly increase cash tax expense Expect low double digit effective cash tax rate on EBIT going forward Majority of revenue contracts denominated in USD Modest amount of GBP-denominated revenue but virtually offset by GBP-based expenses (HQ, production facilities) Significant Profitability and Cash Flow Conversion Note: Please see “Important Note Regarding Formula 1 Financial Information” at the beginning of this slide presentation. Defined as Revenue less cost of sales, SG&A expense (which excludes depreciation, amortization and certain one-time exceptional costs identified by management) and FX, adjusted to add back amortization of historic one-off contractual payments to FIA and teams; includes team payment expense. Defined as Adjusted EBITDA less cash taxes and capital expenditures; average levered free cash conversion from 2012 – 2015 approximated 50%. As described in our preliminary proxy statement filed 11/1/16. Excluding amortization costs from historic payments to teams. (2) ($ in millions) LTM 7/31/16 Cash Flow Bridge 98% Unlevered Cash Flow Conversion (1) Represents % of Revenue 26.2% 25.7% $1,829 $479 $470 Revenue Adjusted EBITDA Unlevered FCF

Formula 1’s revenue growth may be limited, if it is unable to execute, on favorable terms, race promotion, broadcasting or advertising and sponsorship contracts, which may occur, among other reasons, due to the challenge faced by promoters in earning a profit after payment of race sanction fees or generally due to a decline in viewership or popularity of the sport The Teams have numerous governance rights, as well as the right to higher payments under the most current Concorde Agreement (compared with prior versions) Changes in tax laws, including pending legislation, could adversely affect the results of Formula 1 The teams may, in certain circumstances, terminate their commitment to participate in events through 2020 or breach their obligations and withdraw. The loss of teams, including by reason of their financial stress, could negatively impact viewer interest The loss of Formula 1 key personnel and/or the expansion of the management team involves time and expense, and is not without risk as to the acquisition of quality new personnel Formula 1 may face difficulties expanding into new markets, including as a result of being unable to attract race promoters for new events Rival motor sport events could be established involving existing teams or different teams, or existing teams may divert their resources to participate in another motor sports event, following the December 2020 expiration of their agreements Fluctuations in the value of the US dollar against the functional currencies of Formula 1's business and Formula 1's counterparties' business could adversely affect Formula 1's profitability Risk Factors(1) For a detailed description of the risks associated with the F1 business and the proposed acquisition, prospective investors are encouraged to carefully review the risk factors and other information set forth in the proxy statement filed by Liberty Media with the U.S. Securities and Exchange Commission relating to the proposed acquisition.

Company Overview

Who Does What in F1 F1 Formula 1 is the exclusive commercial rights holder of the FIA Formula 1 World Championship to 2110 Identifies racing venues and negotiates fees from promoters to host, stage and promote events Negotiates payments for broadcasting rights Produces International TV feeds (other than the Monaco Grand Prix) through state of the art production facilities Establishes relationship with sponsors and advertisers Provides premium hospitality services (other than at the Singapore, Brazilian and Australian Grand Prix) Handles most logistics for teams in connection with moving cars, equipment, personnel, etc. to non-European “Flyaway” races Design and race F1 cars Funding sources include: payments from F1, advertising on the cars/team uniforms, technology licensing, and contributions from shareholders (often a corporate parent) Certain parent companies use F1 as their R&D arm to design, test and ultimately to sell or incorporate technology Estimated that a large team would spend ~$220m (1) annually under current regulations to fund operations, with some teams believed to exceed this threshold by a wide margin Governing body that regulates a number of motor sports, with F1 being the most prominent Administered all sporting (how races are run) and technical aspects (specifications of engines, suspension, design, tires, etc.) of the F1 Championship since 1950 Formula 1 Teams FIA Based on data provided in Rencken, Dieter. “Revealed: How much F1 teams spend” Autosport. 26 November 2015.

How F1 Works Advertising / Sponsor Fees Global Partners / Official Suppliers Trackside advertisers / title sponsors Unique brand characteristics Typically 3 – 5 year deals Broadcasting Fees Mix of free-to-air and pay TV ~400m global viewers(1) Typically, 3 – 5 year deals with broadcasters Race Promotion Fees Increased global profile for host city Ticketing and event services income Often receive state support Typically, 5 – 7 year initial deals with extension options Racing Teams Design, build and race cars Employ and pay for drivers, engineers and mechanics Sell sponsorship to advertisers (for cars only, not trackside) Additional funding from owners Fédération Internationale de l’Automobile (FIA) Regulatory body that approves tracks and regulates championship and its races Concorde Agreement(3) (current bilateral team agreements expire in 2020) Other Premium Hospitality Freight & Logistics Licensing TV production and post-production services GP2 & GP3 support series Formula One Group Exclusive commercial rights under FIA Formula 1 World Championship Agreement until 2110 18%(2) of Revenue 14%(2) of Revenue 32%(2) of Revenue 35%(2) of Revenue Prize Fund ~66% of Adj. EBITDA Pre-Team Payments Note: Percents are based on FY2015 figures. Data provided by F1 from its Global Broadcast Report. Figures do not sum to 100% due to rounding. The current “Concorde Agreement” consists of individual contracts with each stakeholder rather than a single agreement. FIA agreement extends until 2030

Fees paid to host, stage and promote F1 events Host city on world stage Promoter contracts typically have annual price escalators Promotion fees for non-European races are typically higher than European fees Between 2011 and 2015, race promotion revenues per race grew at 4.0% CAGR F1 retains broadcast rights and typically obtains trackside advertising, race title sponsorship, hospitality and other race-related rights from promoters Demand to host races exceeds supply Over last 10 years, there have been between 17 and 21 races (21 races in 2016) In that period a number of races have been replaced on the calendar where mutually acceptable renewal terms have not been reached How F1 Makes Money: Race Promotion (35% of 2015 Revenue) Year (Races) 2010 (19) 2011 (19) 2012 (20) 2013 (19) 2014 (19) 2015 (19) 2016 (21) Added S. Korea Canada India Bahrain(7) USA Austria Russia Mexico Germany Hockenheim Azerbaijan Dropped Bahrain(7) Turkey Spain(8) India S. Korea Germany Nurburgring Consistent Sell-Out Attendance Melbourne 101,500 2015 Race Race Day Attendance(1) Britain 140,000 USA 101,667 Mexico 134,850 By comparison... Avg. race attendance(2): 99,853 Avg. NFL Stadium Capacity(3): 70,000 Highest Attended : 103,985(4) 2014 FIFA World Cup Avg. Attendance: 52,918(5) 2015 Day One Attendance: 130,000(6) Note: represents estimate of attendance on race day, not cumulative three-day total. Source: “What race attendance figures tell us about the state of F1,” F1 Fanatic, 2/15/16 and F1 management estimates. Source: “NASCAR Racing Statistics,” Statistic Brain, 7/14/16. Source: “Stadiums of Pro Football,” http://www.stadiumsofprofootball.com/comparisons.htm. Source: “Super Bowl Attendance By The Numbers,” SportingCharts, 3/3/15. Source: “FIFA World CupTM All Time Statistics”, Fifa.com. Source: “EDC Las Vegas Day One Attendance: 130,000” Digital Music News, 6/20/15. The 2011 Bahrain race was cancelled due to civil unrest, with the event returning to the calendar in 2012. Between 2008 – 2012 Spain hosted two races, but in 2013 the second race was discontinued.

Typically, 3 to 5 year contracts with close to 100 broadcasters, currently distributing to over 200 territories Broadcasting revenues grew at 2.9% CAGR between 2011 and 2015 US broadcast revenues are currently negligible 400m unique TV viewers in 2015 globally(1) Viewership significantly influenced by driver and team nationality and their performance: audience engagement in Spain, Germany, and Italy correlate directly with success of Fernando Alonso (Spanish driver), Sebastian Vettel and Nico Rosberg (German drivers) and Ferrari (longest standing team, winner of 16 World Championships), respectively F1’s scheduling of events to accommodate live viewing in Europe has pressured viewership in some emerging countries Shift to Pay-TV has also affected aggregate reach, but has also deepened coverage and enhanced viewing for interested fans Historically, F1 has produced the live TV feed for all races other than Monaco F1 deploys cameras and all required production equipment at races to produce the TV feed and to provide other technical support (timing, provision of information to race control etc.) 200+ member professional production, technical and logistics’ team and 170 tonnes of equipment to support broadcast center and other on-site technical operations How F1 Makes Money: Broadcasting (32% of 2015 Revenue) Data provided by F1 from its Global Broadcast Report.

How F1 Makes Money: Advertising (14% of 2015 Revenue) Advertising revenues grew at 2.3% CAGR between 2011 and 2015 under typical 3 to 5 year contracts Viewers associate the brand with luxury, sophistication, speed and technology, a differentiated proposition for advertisers relative to most other sports Year long calendar of events that is announced one year in advance allows planning for advertising campaigns Global Partners Include: timepiece (Rolex), beer (Heineken), logistics (DHL), insurance (Allianz), airlines (Emirates) and wealth management (UBS) No limit on Global Partners and track advertising/title sponsorship will typically be part of advertising package Official Suppliers Provide services to the Championship or products of monetary value including: champagne, tires, logistics, connectivity and timing equipment Include: connectivity (TATA), tires (Pirelli), course cars (Daimler), whisky (Johnny Walker) Race specific title sponsorship 9 of 21 races in 2016 have sponsors Often taken up by national industry leader (e.g., Etihad Abu Dhabi, Petronas Malaysia, Singapore Airlines Singapore) Race specific, track side advertising F1 has rights to sell trackside advertising and sponsorship at all but 2 of 21 races in 2016 Typically configured to allow 5 – 8 different advertising packages per race F1’s control over TV feed production for all races (other than Monaco) allows F1 to ensure that trackside advertisers receive desired exposure No capacity restriction currently and virtual advertising capabilities could also be explored

How F1 Makes Money: Additional Sources (18% of 2015 Revenue) Hospitality, GP2/GP3 support series, freight & logistics, licensing for movies and games, and other (travel / TV production and post-production) Hospitality focused on VIP experiences at the track, with principal customer teams, sponsors and promoters Hospitality and operation of GP2 / GP3 series business generated +$100m in revenues in 2015 Freight and logistics Under team and FIA agreements, F1 provides limited freight allowances to cover a portion of cost of shipping cars and core equipment to races outside of Europe Shipments of additional items, as well as travel arrangements (hotels, etc.), are charged at commercial rates TV production and post-production GP2 and GP3 are support and feeder series to F1, essentially filling out the race weekend card and helping expose drivers and mechanics to the Grand Prix environment Standardized cars and engines provided on three year cycles F1 charges a markup on parts, engines and chassis sold to GP2 / GP3 teams GP2 / GP3 Freight & Logistics Hospitality

Team Economics Under Concorde Agreements Based on data provided in Rencken, Dieter. “Revealed: How much F1 teams spend” Autosport. 26 November 2015. Based on 2015 Adj. EBITDA pre-team payment of $1,340m, defined as Revenue less operating costs, SG&A expense, FX and other adjustments; excludes team payments and certain one-time exceptional costs as defined by management. One further team has right to receive double world champion bonus payment, should they qualify by winning back-to-back constructors’ world championships, and in the course of doing so, win 22 races or more. The earliest this payment could kick in, should they achieve such performance, is 2019. 11 Teams (number of teams and participants vary over time) Ferrari, Mercedes, Red Bull, McLaren, Williams, Force India, Renault, Toro Rosso, Sauber, Manor, Haas Race engines provided by Ferrari, Mercedes, Renault and Honda Total team revenues in 2015 estimated to be ~$2.2b (1) Third party direct sponsorship believed to be ~$915m per annum (1) F1 prize fund, largely based on % of Prize Fund Adj. EBITDA pre-team payments – $883m Contributions from parent companies estimated at ~$360m per annum(1) 11 Teams ~$2.2b Team Revenues in 2015 Team Payments ~66% of Adj. EBITDA Pre-Team Payments in 2015(2) Key Terms Basic Prize Fund paid according to performance in teams’ Constructors’ championship as opposed to Drivers’ championship Other variable team payments account for ~15% of Adj. EBITDA pre-team payments Fixed team payments were $45m in 2015, and step up to $80m in 2016(3) 47.5% ~3.5% ~15.0% ~62.5% ~66% (2) Basic Prize Fund Other Variable Payments Variable Team Payments Other Fixed Payments Cash Team Payments

Formula 1 Financial Profile Overview Source: Liberty Media proxy filing and unaudited results for the twelve months ending 7/31/2016 obtained from monthly management reporting; LTM figures include a team payment contingency that gets trued up for presentation of year-end financial. Note: Please see “Important Note Regarding Formula 1 Financial Information” at the beginning of this slide presentation. For additional financial detail investors are encouraged to carefully review the detail breakdowns set forth in the proxy statement filed by Liberty Media with the U.S. Securities and Exchange Commission relating to the proposed acquisition. Figures may not sum due to rounding. “Team Payments” reflects “Team payments” from the proxy statement page F-22, less “Team payment fee amortization” on page F-43. “Other COGS” reflects “Adjusted Cost of Sales” from the proxy statement page F-43, less “Team Payments” as shown on this slide. Defined as Adj. EBITDA less cash taxes paid and capital expenditures; average levered free cash conversion from 2013 – 2015 approximated 50%. Calendar Year End December 31 ($ in millions) 2013A 2014A 2015A July LTM Number of Races 19 19 19 21 Race Fees 34.5% 33.5% 35.3% Broadcast 30.7% 32.0% 32.3% Advertising & Sponsorship 15.8% 14.9% 14.4% New Media – – – Other 19.0% 19.6% 18.0% Revenue $1,639 $1,702 $1,697 $1,829 % Growth 3.9% (0.3%) Team Payments (1) ($777) ($843) ($883) Other COGS (2) (301) (289) (256) Gross Profit $560 $571 $558 % gross margin 34.2% 33.5% 32.9% SG&A ($82) ($89) ($94) Adj. EBITDA $478 $481 $464 $479 % margin 29.2% 28.3% 27.3% 26.2% Tax ($16) ($14) ($6) Capex (3) (2) (1) Unlevered FCF (3) $459 $466 $456 $470 % conversion 96.1% 96.8% 98.4% 98.1%

Liberty Media Trading Performance Following the Transaction

LMCK Trading Performance Trading Performance Since Announcement Market Close Sep 6 – Market Close Nov 14 Indexed to 100 +39% Sep 7, 2016 Liberty Media announces the acquisition of Formula 1 for $8.0b Enterprise Value, $4.4b Equity Value Sep 12, 2016 Citi Equity Research piece released: Upgrade Liberty Media Group to Buy with $32 / share price target, representing 37% premium Announcement (1%) 14-Nov Source: Citigroup research report as of September 12th 2016, titled “LMCA: We Like the F1 Transaction Upgrade to Buy” 90% 100% 110% 120% 130% 140% 6-Sep 13-Sep 20-Sep 27-Sep 4-Oct 11-Oct 18-Oct 25-Oct 1-Nov 8-Nov LMCK S&P 500

LMC Trading and Volume Dashboard LMC has traded up +39% since the transaction announcement at ~1.3x average daily trading volumes 7-Sep: Prior to Deal Announcement 14-Nov: Current Trading Last ADTV Multiple Equity 90 Days % of Equity % ? Since % of of ADTV Shares Price Per Value ADTV Total Price Per Value Since 7-Sep Total Prior to Series MM Share $MM MM ADTV Share $MM 7-Sep MM ADTV Deal A 25.6 $21.77 $557 0.35 41% $30.24 $773 38.9% 0.63 50% 1.8x B 2.5 $21.14 $52 0.00 0% $29.80 $74 41.0% 0.00 0% 0.2x C 55.7 $21.70 $1,208 0.51 59% $30.10 $1,676 38.7% 0.64 50% 1.3x Total 83.7 $21.70 $1,817 0.86 100% $30.13 $2,523 38.8% 1.28 100% 1.5x

Sep 7, 2016 Liberty Media announces the acquisition of Formula 1 for $8.0b Enterprise Value, $4.4b Equity Value LMCK Price vs. Volume Chart Since 7/1 ($) LMCK Trading Price vs. Volume Pre- and Post-Announcement Volume (in millions) 14-Nov 0 1 1 2 2 3 0 5 10 15 20 25 30 35 1-Jul 15-Jul 29-Jul 12-Aug 26-Aug 9-Sep 23-Sep 7-Oct 21-Oct 4-Nov Volume VWAP Time Series Period A B C Total ADTV Prior to 7-Sep Deal Announcement 90 Days 0.35 0.00 0.51 0.86 60 Days 0.26 0.00 0.31 0.57 30 Days 0.21 0.00 0.29 0.50 ADTV Post Deal Announcement to 14-Nov 67 Days 0.63 0.00 0.64 1.28 ADTV Multiple to 90 Days Prior 1.8x 0.2x 1.3x 1.5x

Appendix

2016 F1 Teams Drivers: Daniil Kyvat Carlos Sainz Podium Finishes: 1 Championship Titles: NA Drivers: Fernando Alonso Jenson Button Podium Finishes: 391 Championship Titles: 8 Drivers: Romain Grosjean Esteban Gutierrez Podium Finishes: NA Championship Titles: NA Drivers: Kevin Magnussen Jolyon Palmer Podium Finishes: 52 Championship Titles: 2 Drivers: Pascal Wehrlein Esteban Ocon Podium Finishes: NA Championship Titles: NA Toro Rosso McLaren Haas F1 Team Renault Manor Racing Drivers: Marcus Ericsson Felipe Nasr Podium Finishes: 26 Championship Titles: NA Sauber Drivers: Lewis Hamilton Nico Rosberg Podium Finishes: 70 Championship Titles: 3 Drivers: Daniel Ricciardo Max Verstappen Podium Finishes: 99 Championship Titles: 4 Drivers: Sebastian Vettel Kimi Raikkonen Podium Finishes: 530 Championship Titles: 16 Drivers: Felipe Massa Valtteri Bottas Podium Finishes: 241 Championship Titles: 9 Mercedes Red Bull Ferrari Williams Drivers: Sergio Perez Nico Hulkenberg Podium Finishes: 5 Championship Titles: NA Force India Top 10 2016 Driver Standings (1): Nico Rosberg Lewis Hamilton Daniel Ricciardo Sebastian Vettel Max Verstappen Kimi Raikkonen Sergio Perez Valtteri Bottas Nico Hulkenberg Fernando Alonso Source: F1 Company Website. Note: Number of teams and participants vary over time. As of 11/13/2016.

16 – 18 Sep 2016 F1 Singapore Airlines Singapore Grand Prix 30 Sep – 02 Oct 2016 F1 Petronas Malaysia Grand Prix 21 – 23 Oct 2016 F1 United States Grand Prix (1) 11 – 13 Nov F1 Grande Prêmio Do Brasil 2016 (1) 07 – 09 Oct 2016 F1 Emirates Japanese Grand Prix 28 – 30 Oct F1 Gran Premio De México 2016 25 – 27 Nov 2016 F1 Etihad Airways Abu Dhabi Grand Prix Singapore Kuala Lumpur Suzuka Austin Mexico City Yas Marina São Paulo 2016 FIA Formula 1 World Championship Calendar 18 – 20 Mar 2016 F1 Rolex Australian Grand Prix 01 – 03 Apr 2016 F1 Gulf Air Bahrain Grand Prix 29 Apr – 01 May 2016 F1 Russian Grand Prix 26 – 29 May F1 Grand Prix De Monaco 2016 (1) 15 – 17 Apr 2016 F1 Pirelli Chinese Grand Prix 13 – 15 May F1 Gran Premio De España Pirelli 2016 10 – 12 Jun F1 Grand Prix du Canada 2016 NICO ROSBERG NICO ROSBERG NICO ROSBERG NICO ROSBERG MAX VERSTAPPEN LEWIS HAMILTON LEWIS HAMILTON Melbourne Sakhir Shanghai Sochi Catalunya Monte Carlo Montréal 17 – 19 Jun 2016 F1 Grand Prix of Europe 01 – 03 Jul F1 Grosser Preis Von Österreich 2016 22 – 24 Jul F1 Magyar Nagydíj 2016 26 – 28 Aug 2016 F1 Belgian Grand Prix 08 – 10 Jul 2016 F1 British Grand Prix 29 – 31 Jul F1 Deutschland 2016 02 – 04 Sep F1 Gran Premio Heineken D'italia 2016 NICO ROSBERG LEWIS HAMILTON LEWIS HAMILTON LEWIS HAMILTON LEWIS HAMILTON Baku Spielberg Silverstone Budapest Hockenheim Spa-Francorchamps Monza Events that have a title sponsor NICO ROSBERG NICO ROSBERG Source: F1 Company Website. NICO ROSBERG DANIEL RICCIARDO NICO ROSBERG LEWIS HAMILTON LEWIS HAMILTON LEWIS HAMILTON